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Exhibit 99.2

                    Certification of Chief Financial Officer
  Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


         I, Ronald L. Frank, the chief financial officer of Ecology and Environment, Inc. (the "Company") hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge: that the Form 10-K of the Company for the fiscal year ended July 31, 2002 accompanying this certification (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company. This Certification is made to comply with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

Date: October 29, 2002
                                          By:
                                             ----------------------------------
                                             Ronald L. Frank
                                             Executive Vice President,
                                             Secretary, Treasurer and
                                             Chief Financial Officer -
                                             Principal Financial Officer